SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

SANTA BARBARA GROUP OF MUTUAL FUNDS, INC.

                                                                            (Name of Registrant as Specified in Its Charter)

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Santa Barbara Group of Mutual Funds, Inc.

107 South Fair Oaks Blvd., Suite 315

Pasadena, California  91105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held ____________

Dear Shareholders:

The Board of Directors of the Santa Barbara Group of Mutual Funds, Inc., an open-end management investment company organized as a Maryland corporation, has called a special meeting of the shareholders of the Montecito Fund and the PFW Water Fund, to be held at the offices of Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, New York 11788 on November 20, 2009 at 9:30a.m., Eastern Daylight Time, for the following purposes:

1.

To approve a new Investment Advisory Agreement with Hillcrest Wells Advisors, LLC (“Hillcrest”).

2.

To elect a new Board of Directors

3.

To approve changes to PFW Water Fund’s Fundamental Investment Restrictions.

Shareholders of record at the close of business on _____, 2009 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on ________________, 2009.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed Advisory Agreement) and Proxy Voting Ballot are available at www.[_____________].com

By Order of the Board of Directors

John Odell, Co-President

_______, 2009

                                                       YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to (     )       -          , whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Santa Barbara Group of Mutual Funds, Inc.

with its principal offices at

107 South Fair Oaks Blvd., Suite 315

Pasadena, California  91105

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 20, 2009

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Directors”) of the Santa Barbara Group of Mutual Funds, Inc. (the “Company”) on behalf of the Montecito Fund and the PFW Water Fund (each a “Fund,” collectively the “Funds”), for use at the Special Meeting of Shareholders of the Company (the “Meeting”) to be held at 450 Wireless Boulevard, Hauppauge, New York 11788 on November 20, 2009 at 9:39a.m., Eastern Daylight time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about _______, 2009.

The Meeting has been called by the Board of Directors of the Company for the following purposes:

Proposal	Fund Shareholders Voting on Proposal
Proposal 1 — Approval of a new Investment Advisory Agreement between the Company and Hillcrest Wells Advisors, LLC (the “New Advisory Agreement”).	The Montecito Fund and PFW Water Fund
Proposal 2 — Election of a new Board of Directors.	The Montecito Fund and PFW Water Fund
Proposal 3 — Approval of changes to the PFW Water Fund’s fundamental investment restrictions.	PFW Water Fund only

The meeting has also been called for the transaction of such other business as may properly come before the Meeting or any adjournments thereof.

A copy of the Funds’ most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to Allyson Stewart, Mutual Fund Paralegal, Santa Barbara Group of Mutual Funds, Inc., c/o Gemini Fund Services, 450 Wireless Boulevard, Hauppauge, New York 11788  or by calling 1-800-723-8637.

PROPOSAL I

APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

BETWEEN THE COMPANY AND HILLCREST WELLS ADVISORS, LLC

Approval of the New Advisory Agreement will not raise the fees paid by the respective shareholders of the Funds.  The New Advisory Agreement is  identical in all material respects to the Current Advisory Agreements (as hereinafter defined), with the exception of the New Advisory Agreement’s effective date.  The effective date of the New Advisory Agreement will be the date shareholders of the Funds approve the New Advisory Agreement.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders are being asked to approve the proposed a New Advisory Agreement between the Company, on behalf of the Funds, and Hillcrest.

Background

SBG Capital Management, Inc. (“SBG”), 15 S. Raymond Avenue, Suite 200, Pasadena, California 91105, provides investment advisory services to the Montecito Fund pursuant to an investment advisory agreement dated April 1, 2002 and the PFW Water Fund pursuant  to an investment advisory agreement dated September 30, 1998 (the “Current Advisory Agreements”).

In July 2009, SBG provided notice to the Directors of its intent to sell all the capital stock of SBG to Hillcrest, pursuant to a Stock Purchase Agreement between SBG, Hillcrest, Steven W. Arnold and John Odell dated May 2, 2009.  At an in-person meeting of the Board held on July 10, 2009 (the “Board Meeting”), the Directors were informed that shareholder approval of the New Advisory Agreement was required because the proposed sale will result in the automatic termination of the Current Advisory Agreements.

In connection with Hillcrest’s acquisition of SBG, Hillcrest has proposed that four Director Nominees (as hereinafter defined) be considered by the current Board to replace the current Board.  The Board noted that as proposed, the new Board would consist of four Directors, three of whom would be independent.  Hillcrest has also made a proposal regarding changes to the PFW Water Fund’s fundamental investment restrictions.  Each Proposal is further described below.

The Current Advisory Agreement

The PFW Water Fund’s Current Advisory Agreement was first approved by the Fund’s shareholders on September 30, 1998.  The Montecito Fund’s Current Advisory Agreement was first approved by the Fund’s initial shareholder on April 15, 2002.

The Current Advisory Agreements are similar in all material respects with the exception of their execution, effectiveness, termination and also with the exception of the investment advisory fees and a provision in the PFW Water Fund’s Agreement regarding reduction of fees or reimbursement to the Fund (each as further described below).  Each Current Advisory Agreement provides that SBG will furnish continuing investment supervision to the Fund and is responsible for the management of each Fund’s portfolios.  Pursuant to the Current Advisory Agreements, the responsibility for making decisions to buy, sell or hold a particular security for a Fund rests with the SBG, subject to review by the Board.  The Current Advisory Agreements also provide that SBG may delegate responsibility for the management of a Fund to a sub-advisor.

With respect to brokerage selection, the Current Advisory Agreements provide that in selecting brokers or dealers to execute transactions on behalf of a Fund, SBG will use its best efforts to seek the best overall terms available.  In assessing the best overall terms available for any Fund transaction, the Current Advisory Agreements provide that SBG will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction on a continuing basis.  The Current Advisory Agreements also provide that in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, SBG is authorized to consider brokerage and research services provided by brokers or dealers.  Under the Current Advisory Agreements, SBG and its affiliates are also authorized to effect portfolio transactions for a Fund and to retain brokerage commissions on such transactions.

Pursuant to the terms of the Current Advisory Agreements, SBG must exercise its best judgment in rendering services to the Funds and is not liable or any error of judgment or mistake of law or for any loss suffered by the Funds or their respective shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of SBG’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the terms of the Current Advisory Agreements, SBG bears all expenses in connection with the performance of its services.  For these services, SBG receives monthly fees calculated at the annual rate of 0.50% of the average daily net assets of the PFW Water Fund at the annual rates of 0.30% of the first $100 million and 0.25% of the average daily net assets over $100 million of the Montecito Fund.  For the fiscal year ended March 31, 2009, the SBG received advisory fees of $78,352 and $31,669 from the PFW Water Fund and the Montecito Fund, respectively.

The PFW Water Fund’s Current Advisory Agreement provides that if in any fiscal year, the aggregate expenses of the Fund (excluding distribution fees, interest taxes, brokerage and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, SBG will reduce its fees or reimburse the Fund for such excess expense in the same proportion as its advisory fee bears to the Fund’s combined fee for investment advice and administration.  SBG’s obligation to reduce its fees or reimburse the PFW Water Fund is limited to the amount of its fees received pursuant to the Current Advisory Agreement. Any such reduction in fees or reimbursement is estimated, reconciled and, in the case of reimbursement, paid on a quarterly basis.  The New Advisory Agreement has no similar requirements.

The Current Advisory Agreements each have an initial term of two years, but may be continued from year to year thereafter so long as its continuance is approved at least annually (i) by the vote of a majority of the Directors of the Fund who are not “interested persons” of the Fund or SBG cast in person at a meeting called for the purpose of voting on such approval, and  (ii) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.  Each Current Advisory Agreement may be terminated on 60 days’ notice by the Board of Directors, by the vote of a majority of the Fund’s shareholders or on 90 days’ notice by SBG.  Each Current Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The New Investment Advisory Agreement

Subject to shareholder approval, the Company will enter into the New Advisory Agreement with Hillcrest.  The terms and conditions of the New Advisory Agreement are similar in all material respects to those of the Current Advisory Agreements with the following exceptions.

Under the terms of the New Advisory Agreement, as long as the Company is operating and Hillcrest or its affiliate serves as an adviser to a Fund, the Company must maintain Directors & Officers Errors & Omissions insurance coverage with policy limits of at least $1,000,000 naming the current Directors at the time the New Advisory Agreement is executed and any future directors of the Company who serve during the term of the Agreement as additional insureds.  The New Advisory Agreement also provides that Hillcrest will further guarantee that in the event the Company is closed or liquidated during the term of the Agreement, the Company will maintain a minimum of two years of tail coverage with the same policy limits and named additional insureds as the coverage referenced in the preceding sentence.  In the event the Company is closed or liquidated during the term of the New Advisory Agreement, the Agreement provides that Hillcrest’s obligation to provide tail coverage will survive termination or expiration of the Agreement.  The New Advisory Agreement also provides that in the event the Agreement is terminated by the Company, the Company agrees to maintain the coverage above-referenced.  In addition, the New Advisory Agreement provides that no provision of the above-referenced coverage may be changed, waived, discharged or terminated without the written consent of each of the named additional insureds on any of the Company’s insurance policies at the time the change is requested to become effective.

The New Advisory Agreement provides that the Company’s obligations are not binding upon any of Directors, officers, employees, agents or nominees of the Company, or any shareholders of any series of the Company, personally, but bind only the Company, property of the Company (and only the property of the applicable Fund).  The New Advisory Agreement also provides that the execution and delivery of the Agreement have been authorized by the Directors and shareholders of the respective Funds and signed by officers of the Company, acting as such, and neither such authorization by such Directors and shareholders nor such execution and delivery by such officers is deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Company property of the Company (and only the property of respective Fund).

In addition, the Current Advisory Agreement provides that Hillcrest will (i) vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested from time to time; (ii) certify that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act; and (iii) not consider a broker’s or dealer’s sale or promotion of Fund shares in executing securities transactions on behalf of a Fund.

The New Advisory Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Directors or (b) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of a Fund; provided that in either event continuance is also approved by a majority of the Independent Directors, by a vote cast in person at a meeting called for the purpose of voting on such approval.  The New Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, (i) the Board of Directors, (ii) a vote of the majority of the outstanding voting securities of the applicable Fund, or (iii) Hillcrest.

Under the New Advisory Agreement (as with the Current Advisory Agreements), Hillcrest will receive from the Funds an advisory fee on the last business day of each month for its services as set forth below:

Fund	Advisory Fee*
The Montecito Fund	0.30% on the first $100 million in assets 0.25% on assets in excess of $100 million
PFW Water Fund	0.50%

                                                                             *    Percent of average daily net assets

Under the Current Advisory Agreements, the PFW Water Fund pays a separate annual administrative service fee to SBG of 0.75% and Advisory Agreement and the Montecito Fund pays a separate annual administrative service fee to SBG of 0.64%.  If the New Advisory Agreement is approved, these fees will be paid to Hillcrest in addition to the advisory fees.

If approved by shareholders, the New Advisory Agreement will continue in effect with respect to each such Fund (and any subsequent Fund added pursuant to an Exhibit executed during the initial two-year term of this Agreement) for a period of two years and continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Company’s Board of Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Directors of the Company who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  The New Advisory Agreement may be terminated with respect to a Fund at any time, on sixty (60) days written notice, without the payment of any penalty by the Board of Directors, by a vote of the majority of the outstanding voting securities of the Fund, or by Hillcrest.  The New Advisory Agreement automatically terminates in the event of its assignment.

The New Advisory Agreement will become effective upon shareholder approval or a date thereafter selected by the Directors.  Please read the New Advisory Agreement, which is attached hereto as Appendix A, as the description of the Agreement in this Proxy Statement is only a summary.

Information Concerning Hillcrest Wells Advisors, LLC

Hillcrest is located at 1270 Hillcrest Avenue, Pasadena, California 91106.  The name, address and principal occupation of the principal executive officers and each managing member of Hillcrest are set forth below:

Name:	Title:	Address:	Principal Occupation:
Richard J. Capalbo	Chairman	1270 Hillcrest Ave., Pasadena CA 91106-4435	Chairman of Hillcrest
Rod Hagenbuch	Compliance Officer, Chief Operating Officer	1270 Hillcrest Ave., Pasadena CA 91106-4435	Compliance Officer of Hillcrest

Evaluation by the Board of Directors

At the Board Meeting, the Board, including the Independent Directors, deliberated whether to approve the New Advisory Agreement with Hillcrest.   In determining to approve the New Advisory Agreement, the Directors considered information provided by SBG and Hillcrest.  The following summarizes the Directors’ review process and the information on which their conclusions were based:

As to the nature, extent and quality of services to be provided by Hillcrest, the Directors considered the professional background of Hillcrest’s personnel, and the anticipated financial resources of Hillcrest.  The Board discussed the fact that the current portfolio managers of the Funds will continue in their respective roles.  The Board concluded that the services to be provided under the New Advisory Agreement are consistent with the Board’s expectations.

As to the cost of the services and the profit to be realized by Hillcrest, the Board discussed the peer group comparisons that had been provided at the May 2009 Board meeting, as well as proforma profit and lost estimates based on expected asset levels of the Funds.  The Directors also considered the fees to be paid to Hillcrest under the Operating Services Agreement.  The Board also considered Hillcrest’s agreement that, under the Operating Services Agreement, total fund expenses will not increase for a period of at least two years.  Based on the proformas, the Directors concluded that excessive profitability was not a concern at this time.  It was the consensus of the Directors that the fees to be paid to Hillcrest were reasonable.

As to the performance of the Montecito Fund, the Directors noted that the Montecito Fund had underperformed its peer group and benchmark index, but concluded that the performance was reasonable in light of the market volatility and the diversification strategy of the Fund.  As for the performance of the Water Fund, the Directors noted that the Fund had outperformed its peer group and benchmark index on a 1, 5 and 10-year basis, and were very satisfied with the performance of the Fund.  It was the consensus of the Directors that, given the size of the Funds, a discussion of the economy’s scale was not relevant at this time.

Having requested and received such information from SBG as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that the terms of the proposed New Advisory Agreement were fair and reasonable and that approval of the New Advisory Agreement was in the best interests of the Company and the shareholders of the respective Funds.  The Board also considered that the New Advisory Agreement will not impose an unfair burden on shareholders.

Accordingly, the Board of Directors of the Company, including Independent Directors, unanimously recommends that shareholders of each Fund approve the New Advisory Agreement.

PROPOSAL II

ELECTION OF NEW BOARD OF DIRECTORS

In this proposal,  shareholders are being asked to elect Richard J. Capalbo, Louis F. Moret, Robert K. Murray and Martha Harris Thompson, (each a “Nominee” and together the “Nominees”) to the Board of Directors of the Company.  Section 15f of the 1940 Act allows for the sale of an investment advisory firm if (a) for a period of three years, at least 75 % of the board of directors are independent of the existing advisor or the new advisor, and (b) there is not imposed an unfair burden on the company as a result of the transaction.   The Nominees have agreed to serve on the Board of Directors for an indefinite term.  Each of the Nominees was nominated by an ad hoc nomination committee formed by the Board consisting of the Independent Directors.

Information about the Nominees and Incumbent Directors

Information about each Nominee for Independent Director, including his or her address, age, principal occupation during the past five years, and other current directorships, is set forth in the following table:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Nominee for Director	Other Directorships Held by the Nominee for Director
Martha Harris Thompson 843 S Orange Blvd., Pasadena CA 91105-1738 Age: 73	Director Nominee	N/A	Stockbroker, Western International Securities (1996-2008); Stockbroker, Associated Securities (2008-July 2009)	N/A	None
Louis F. Moret 4112 Calle Seranas La Quinta, CA 92253-2212 Age: 64	Director Nominee	N/A	Retired	N/A	Member, Board of Administration, CalPERS (2008-present); Member, Board of Directors, Lasair (2007-prsent)
Robert K. Murray 1 Embarcadero Suite 500 San Francisco, CA 94111 Age: 68	Director Nominee	N/A	Registered Representative, Cazenave, Inc. (broker-dealer)(1991-present)	N/A	None

Information about each Nominee for Interested Director, including his or her address, age, principal occupation during the past five years, and other current directorships, is set forth in the following table:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Nominee for Director	Other Directorships Held by the Nominee for Director
Richard Capalbo[1] 15 S. Raymond Avenue, Suite 200, Pasadena, California 91105 Age:	Director Nominee	N/A	Richard Capalbo Enterprise Consulting (practice management consulting firm) (2006-present); The Quantum Group (practice management consulting firm) (1998-2006).	N/A	None

 If elected, Richard J. Capalbo would be considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act, by virtue of his affiliation with Hillcrest Wells Advisors, LLC.

The Company has five incumbent Directors.  Upon the election of Ms. Harris, Mr. Moret, Mr. Capalbo and Mr. Murray, the Incumbent Directors intend to resign from the Board.  The following tables provide information regarding the incumbent Directors, as well as the officers of the Company.

Incumbent Independent Directors

Name, Address and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Incumbent Director	Other Directorships Held by Incumbent Director
Harvey A. Marsh c/o SBG Capital Management, Inc. 15 S. Raymond Avenue, Suite 200 Pasadena, CA 91105 Age: 71	Director	1998- present	Retired (2006- present); Self-employed Financial Consultant (2001-present).	2	None
Wayne F. Turkheimer c/o SBG Capital Management, Inc. 15 S. Raymond Avenue, Suite 200 Pasadena, CA 91105 Age: 56	Director	1998- present	Attorney in sole practice specializing in general business, probate and estate law (1986- present).	2	None
Glory I. Burns c/o SBG Capital Management, Inc. 15 S. Raymond Avenue, Suite 200 Pasadena, CA 91105 Age: 56	Director	1998- present	Senior Vice President/ Portfolio Manager of First Western Trust Bank, Northern Colorado (2007- present); Professor at Colorado State University (1991-2007).	2	None

Incumbent Interested Director and Company Officers

Name, Address and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Company Overseen by Incumbent Director	Other Directorships Held by Incumbent Director
Steven W. Arnold [2] c/o SBG Capital Management, Inc. 15 S. Raymond Avenue, Suite 200 Pasadena, CA 91105 Age: 53	Director & Co-Chairman; Treasurer and Co-President	1996- present

Co-President of SBG Capital Management, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC

				None	None
John P. Odell [2] c/o SBG Capital Management, Inc. 15 S. Raymond Avenue Suite 200Pasadena, CA 91105 Age: 43	Director & Co-Chairman Co-President and Secretary	1998- present 2002- present

Co-President of SBG Capital Management, Inc.; Principal of Capital Research Brokerage Services and Arroyo Investment Group LLC; and co-owner of Capital Research and Consulting LLC and RBA Client Services, LLC

				None	None
Michael J. Wagner c/o Northern Lights Compliance Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 Age: 57	Chief Compliance Officer	2006- present

President of Northern Lights Compliance Services, LLC (2006 – present); Senior Vice President of Fund Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present);

President of Gemini Fund Services, LLC (2003 – 2006); Chief Operations Officer of Gemini Fund Services, LLC (2003 – 2006); Senior Vice President, Fund Accounting, of Orbitex Fund Services (2001-2002); Director, Constellation Trust Company (2005- 2008)

				N/A	N/A

1 Directors serve on the Board of Directors for an indefinite term.  The term of office of each officer is until the successor is elected.

2 Steven W. Arnold and John P. Odell, are both deemed to be interested persons of the Company, as defined by the 1940 Act.  Steven W. Arnold and John P. Odell are both officers of SBG.

The following tables set forth the aggregate dollar range of equity securities owned by the Nominees and each incumbent Director of the Company as of _________________, 2009.

Incumbent Directors

	Dollar Range of Equity Securities in the PFW Water Fund	Dollar Range of Equity Securities in the Montecito Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Director or Nominee in Family of Investment Companies
Steven Arnold	$0	$10,001-$50,000	$10,001-$50,000
Glory Burns	$0	$0	$0
Harvey Marsh	$0	$0	$0
John Odell	$1-$10,000	$10,001-$50,000	$10,001-$50,000
Wayne Turkheimer	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

Director Nominees

	Dollar Range of Equity Securities in the PFW Water Fund	Dollar Range of Equity Securities in the Montecito Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Incumbent Director or Nominee in Family of Investment Companies
Martha Harris Thompson	$0	$0	$0
Louis F. Moret	$0	$0	$0
Richard J. Capalbo	$0	$0	$0
Robert K. Murray	$0	$0	$0

Director and Officer Compensation

Each Independent Director currently receives a fee of $250 for each Board meeting attended.  Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Funds.  The following table sets forth information regarding compensation of Directors by the Company for the fiscal year ended March 31, 2009.

Name and Position	Aggregate Compensation from the Funds for Service to the Company	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Directors by the Funds for Service to Company and Company Complex [1]
Harvey Marsh	$750	$0	$0	$750
Wayne Turkheimer	$1,000	$0	$0	$1,000
Glory Burns	$500	$0	$0	$500

1 The “Fund Complex” consists of The Montecito Fund and the PFW Water Fund.

Standing Committees

The Company’s audit committee consists of Harvey Marsh, Wayne Turkheimer, and Glory Burns.  The audit committee is responsible for overseeing each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund’s financial statements and the independent audit of the financial statements; selecting the independent auditors, and acting as a liaison between the Fund’s independent auditors and the full Board of Directors.  The audit committee held two meetings during the fiscal year ended March 31, 2009.

Accordingly, the Board of Directors of the Santa Barbara Group of Funds, including  Independent  Directors, unanimously  recommends that shareholders of both Funds vote   “FOR” the election of the nominees to the Board of Directors.

PROPOSAL III

PROPOSAL TO APPROVE CHANGES TO PFW WATER FUND’S

FUNDAMENTAL RESTRICTIONS

Proposed Changes to PFW Water Fund’s Fundamental Restrictions

In this proposal, shareholders are being asked to approve changes to the PFW Water Fund’s fundamental investment restrictions.  The PFW Water Fund’s current fundamental investment restrictions prohibit the Fund from investing more than 25% of its assets in companies in any one industry.  The Board has concluded that this restriction could impede the portfolio manager’s ability to achieve the Fund’s objective.  Because the Fund focuses on water-related companies, the Board of Directors has approved a change to this policy, subject to shareholder approval, to require that the Fund always invest at least 25% of the Fund’s assets in the water supply industry and related industries.  The PFW Water Fund also has a policy that it may not invest more than 5% of its assets in any one company.  The Board has concluded that this is an unnecessary restriction on the Fund as it is not required by the 1940 Act.  Instead, this 5% limitation will apply only to 75% of the Fund’s portfolio.  These and other proposed changes are described below.

                                                        The Fund may not:

	Original Investment Restrictions	New Investment Restrictions
1.

make further investments when  25 % or more of its total assets would be invested in any one industry. (securities issued or guaranteed by the United States government, its agencies or instrumentalities are not considered to represent industries);

invest less than 25 % of its total assets in the water supply industry and industries related thereto;  invest 25 % or more of its total assets in any one industry (other than the water supply industry and industries related thereto). (Securities issued or guaranteed by the United States government, its agencies or instrumentalities or repurchase agreements are not considered to represent industries for purposes of this restriction.)

2.

invest more than 5 % of the Fund’s assets (taken at market value at the time of purchase) in the securities of any single issuer or own more than 10 % of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the United States Government, its agencies, or instrumentalities).

invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

3.

borrow money or issue senior securities (as defined in the 1940 Act ) except that the Fund may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i) not exceeding 33 1/3% of its total assets.

borrow money or issue senior securities (as defined in the 1940 Act or interpreted by the SEC or its staff) except that the Fund may borrow (i) from a bank or other person for temporary purposes in amounts not exceeding 5% of its total assets and (ii) from a bank, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets.

4.	pledge, mortgage or hypothecate its assets other than to secure borrowing permitted by restriction 3 above.

It is proposed that this policy be changed from a “fundamental” policy to a “non-fundamental” policy, which means that the Board of Directors could revise the policy in the future without shareholder approval.  No other changes are contemplated at this time.

5.

make loans of securities to other persons except loans of portfolio securities and provided the Fund may invest without limitation in short term obligations (including repurchase agreements) and publicly distributed obligations.

make loans to other persons, except (i) by loaning portfolio securities, (ii) by engaging in repurchase agreements, or (iii) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

6.

purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management.

It is proposed that this policy be changed from a “fundamental” policy to a “non-fundamental” policy, which means that the Board of Directors could revise the policy in the future without shareholder approval.  No other changes are contemplated at this time.

7.

invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.

invest in commodities, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, futures contracts, and options on futures contracts and options on securities and on securities indices.

Accordingly, the Board of Directors of the Santa Barbara Group of Funds, including  Independent Directors, unanimously recommends that shareholders of the PFW Water Fund approve the changes to the fundamental investment restrictions.

OTHER INFORMATION

OPERATION OF THE FUND

Each Fund is a diversified series of Santa Barbara Group of Mutual Funds, Inc., an open-end investment management company incorporated in Maryland on December 30, 1992. The Fund’s principal executive offices are located at 107 South Fair Oaks, Blvd., Suite 315, Pasadena, CA  91105. The Board of Directors supervises the business activities of the Fund.  Like other mutual funds, the Funds retain various organizations to perform specialized services.  The Funds currently retain SBG Capital Management, 107 South Fair Oaks, Blvd., Suite 315, Pasadena, CA, 91105 as the Fund manager and investment advisor.

Pursuant to an Operating Services Agreement (the “Services Agreement”), each Fund retains SBG to provide, or arrange to be provided, day-to-day operational services to the Fund including, but not limited to accounting, administrative, legal, dividend disbursing and transfer agent, registrar, custodial, fund share distribution, shareholder reporting, sub-accounting, and record keeping services.  Under the Services Agreement, the PFW Water Fund pays SBG 0.75% annually on net assets.  For the fiscal year ended March 31, 2009, the PFW Water Fund paid SBG a service fee of $117,530.  Under the Services Agreement, the Montecito Fund pays SBG 0.64% annually on net assets.  For the fiscal year ended March 31, 2009, the Montecito Fund paid SBG a service fee of $67,559.

The Funds also retain Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137 as the transfer agent, fund accountant, and administrator.

In addition, the Funds retain Capital Research Brokerage Services, LLC, 107 South Fair Oaks Avenue, #315, Pasadena, CA 91105, as the principal underwriter for the Fund.

THE PROXY

The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed Investment Advisory Agreement, for the election of a new Board of Directors, for the approval of the changes to PFW Water Fund’s Fundamental Investment Restrictions, and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Company did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Company revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

The close of business on [________], 2009 is the record date for determining the shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof (the “Record Date”).  As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding:

The Santa Barbara Group of Mutual Funds, Inc.	Shares
The Montecito Fund
__________
__________
PFW Water Fund
__________
__________

All shareholders of record of each Fund on the Record Date are entitled to vote at the Meeting on Proposals 1 and 2.  Only shareholders of record of the PFW Water Fund on the Record Date are entitled to vote at the Meeting on Proposal 3.   Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of the proposed New Advisory Agreement.  An affirmative vote of the holders of a majority of the outstanding shares of the PFW Water Fund is required for the approval of the proposed changes to the Fund’s fundamental investment restrictions.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a class means the vote of (1) 67% or more of the voting shares of the class present at the meeting, if the holders of more than 50% of the outstanding shares of the class are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the class, whichever is less.  Election of the Nominees requires a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exits.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Funds represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Advisory Agreement and proposed changes to the PFW Water Fund’s fundamental investment restrictions, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.  Because Directors are elected by a plurality, non-votes and abstentions will have no effect.

SECURITY OWNERSHIP OF MANAGEMENT

The following list indicates the Directors, Nominees and officers of the Company who, to the best knowledge of the Company, were the owners of more than 5% of the outstanding shares of a Fund on the Record Date:

Name of Fund	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of the Fund
The Montecito Fund
		________	______%
		________	______%
PFW Water Fund
		________	______%
		________	______%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the incumbent Directors, Nominees and officers of the Company own approximately [___]% of the outstanding shares of the Company as a whole as of the Record Date.  As a result, the incumbent Directors, Nominees and officers as a group are [not] deemed to control the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following list indicates the shareholders (other than those Directors, Nominees and officers listed above) who, to the best knowledge of the Company, were the owners of more than 5% of the outstanding shares of a Fund on the Record Date:

Name of Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of the Fund
The Montecito Fund
		________	______%
		________	______%
PFW Water Fund
		________	______%
		________	______%

As of the Record Date, the Company knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund or the Company as whole

SHAREHOLDER PROPOSALS

The Company has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Company’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Company’s proxy materials must be received by the Company within a reasonable time before the solicitation is made.  The fact that the Company receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to John Odell, Co-President, Santa Barbara Group of Funds, Inc., 107 South Fair Oaks Blvd., Suite 315, Pasadena, California  91105.

COST OF SOLICITATION

The Board of Directors of the Company is making this solicitation of proxies.  Pursuant to the terms of the Purchase Agreement, the cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Hillcrest, provided that SBG will reimburse Hillcrest up to one-half of all such expenses not to exceed $12,500.  In addition to solicitation by mail, the Company will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and Hillcrest or SBG will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Company and Hillcrest may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Company’s Board of Directors knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Company did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Company may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Company if you wish to receive a separate copy of the Proxy Statement, and the Company will promptly mail a copy to you.  You may also call or write to the Company if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call the Company at (800) 723-8637, or write the Company at 107 South Fair Oaks Blvd., Suite 315, Pasadena, CA 91105.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on November 20, 2009

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed management agreement), and Proxy Card are available at www.[_____________].com.

BY ORDER OF THE BOARD OF DIRECTORS

                                                                    John P. Odell

                                                                   Co-President

Dated_______, 2009

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX IT TO (     )       -          .

Appendix A

MANAGEMENT AGREEMENT

TO:

Hillcrest Wells Advisors, LLC

1270 Hillcrest Avenue

Pasadena, California 91106

Dear Sirs:

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”) herewith confirms our agreement with you.

The Company has been organized to engage in the business of an open-end management investment company.  The Company anticipates offering one or more series of shares to investors.

You have been selected to act as the sole investment manager of the series of the Company set forth on the Exhibits to this Agreement (each a “Fund” and collectively “Funds”) and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth.  Accordingly, the Company agrees with you as follows effective upon the date of the execution of this Agreement.

1.

ADVISORY SERVICES

Subject to the supervision of the Board of Directors of the Company, you will provide or arrange to be provided to each Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for a Fund consistent with the Fund’s investment objective and policies.  You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish.  You will furnish such reports, evaluations, information or analyses to the Company as the Board of Directors of the Company may request from time to time or as you may deem to be desirable.  You also will advise and assist the officers of the Company in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Company.

2.

USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the Directors who are not interested persons of you or of the Company, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”) by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the applicable Fund (unless the Company has obtained an exemption from the provisions of Section 15(a) of the Act).  Any such delegation shall not relieve you from any liability hereunder.

3.

ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation of any sub-adviser retained pursuant to paragraph 2 above and the compensation and expenses of any persons rendering any services to the Company who are directors, officers, employees, managers, members (directly or indirectly) or stockholders of your corporation or limited liability company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected Directors or officers of the Company, subject to their individual consent to serve and to any limitations imposed by law.  The compensation and expenses of any Directors, officers and employees of the Company who are not directors, officers, employees, members (directly or indirectly) or stockholders of your corporation or limited liability company will be paid by the Fund.

Each Fund will be responsible for the payment of all operating expenses of the Fund, including the compensation and expenses of any non-officer employees of the Company and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the Act; and all other operating expenses not specifically assumed by you.  The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), acquired fund fees and expenses, fees and expenses of the non-interested person Directors and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Company’s Directors and officers with respect thereto.

You may obtain reimbursement from a Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.

COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, each Fund will pay you a fee based on the average value of the daily net assets of the Fund and paid at an annual rate as set forth on the Exhibit executed with respect to such Fund and attached hereto.

The average value of the daily net assets of a Fund shall be determined pursuant to the applicable provisions of the Agreement, the Articles of Incorporation, the registration statement or a resolution of the Board of Directors, if required.  If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day.  If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.

EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of a Fund, it is understood that you (or the applicable sub-adviser retained pursuant to paragraph 2 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or the sub-adviser), subject to review of this selection by the Board of Directors from time to time.  You (or the sub-adviser) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage.  In the selection of such brokers or dealers and the placing of such orders, you (or the sub-adviser) are directed at all times to seek for each Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You (or the sub-adviser) should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received.  In seeking best qualitative execution, you (or the sub-adviser) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion.  You (or the sub-adviser) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the sub-adviser) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer.  The determination may be viewed in terms of either a particular transaction or your (or the sub-adviser’s) overall responsibilities with respect to the Fund and to accounts over which you (or the sub-adviser) exercise investment discretion.  Each Fund and you (and the sub-adviser) understand and acknowledge that, although the information may be useful to a Fund and you (and the sub-adviser), it is not possible to place a dollar value on such information.  The Board of Directors shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of a Fund.  You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) a Fund’s portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund’s portfolio transactions through such broker or dealer.  However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Directors has adopted policies and procedures under Rule 12b-1(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you (or the sub-adviser), any of your (and the sub-adviser’s) affiliates or any affiliates of your (or the sub-adviser’s) affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others.  If any occasion should arise in which you (or the sub-adviser) give any advice to your clients (or clients of the sub-adviser) concerning the shares of a Fund, you (or the sub-adviser) will act solely as investment counsel for such client and not in any way on behalf of such Fund.

6.

PROXY VOTING

You will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of a Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Company prior to the execution of this Agreement

7.

CODE OF ETHICS

You hereby certify that you have adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Company with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Directors of the Company a written report that describes any issues arising under the code of ethics since the last report to the Board of Directors, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-1) from violating the code.

8.

SERVICES NOT EXCLUSIVE/USE OF NAME

Your services to each Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to each Fund.

The Company and you acknowledge that all rights to the name “The Santa Barbara Group of Mutual Funds”, “PFW Water Fund”, “The Montecito Fund” or any variation thereof belong to you or your parent entity, and that the Company is being granted a limited license to use such words in its Fund name or in any class name.  In the event you cease to be the adviser to a Fund, the Company’s right to the use of the names “The Santa Barbara Group of Mutual Funds”, “PFW Water Fund”, “The Montecito Fund” or any variation thereof shall automatically cease on the ninetieth day following the termination of this Agreement.  The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days written notice by you to the Company.  Nothing contained herein shall impair or diminish in any respect, your right to use the name “The Santa Barbara Group of Mutual Funds”, “PFW Water Fund”, “The Montecito Fund” or any variation thereof in connection with any other business enterprises with which you are or may become associated.  There is no charge to the Company for the right to use this name.

9.

INSURANCE

You guarantee that as long as the Company is operating and you or an affiliate of yours serves as an adviser to a Fund, the Company will maintain Directors & Officers/Errors & Omissions insurance coverage with policy limits of at least $1,000,000 and naming the current directors at the time this agreement is executed and any future directors of the Company who serve during the term of this Agreement as additional insured persons.  You further guarantee that in the event the Company is closed or liquidated during the term of this Agreement, the Company will maintain a minimum of two years of tail coverage with the same policy limits and named additional insured persons as the coverage referenced above in this section.  In the event the Company is closed or liquidated during the term of this Agreement, your obligation to provide tail coverage will survive termination or expiration of this Agreement.  In the event this Agreement is terminated by the Company, the Company agrees to maintain the coverage referenced above in this section.

10.

LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable.  Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Company in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a Director, officer, employee or agent of the Company, shall be deemed, when rendering services to the Company or acting on any business of the Company (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Company and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

11.

DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date of this Agreement for each Fund that has executed an Exhibit hereto as of the date of this Agreement and shall continue in effect with respect to each such Fund (and any subsequent Fund added pursuant to an Exhibit executed during the initial two-year term of this Agreement) for a period of two years.  This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Company’s Board of Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Directors of the Company who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  If a Fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Fund upon execution of the applicable Exhibit and shall continue in effect for a period of two years from the date thereof and from year to year thereafter, subject to approval as described above.

This Agreement may, on sixty (60) days written notice, be terminated with respect to a Fund, at any time without the payment of any penalty, by the Board of Directors, by a vote of a majority of the outstanding voting securities of the Fund, or by you.  This Agreement shall automatically terminate in the event of its assignment.

12.

AMENDMENT OF THIS AGREEMENT

Except as further required below, no provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Directors, including a majority of the Directors who are not interested persons of you or of the Company, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.  With respect to Section 9 (Insurance), no provision of that section may be changed, waived, discharged or terminated without the written consent of each of the named additional insured persons on any of the Company’s insurance policies required by that section at the time the change to that section is requested to become effective.

13.

LIMITATION OF LIABILITY TO COMPANY PROPERTY

The term “The Santa Barbara Group of Mutual Funds” means and refers to the Directors from time to time serving under the Company’s Articles of Incorporation or Bylaws as the same may subsequently thereto have been, or subsequently hereto be, amended.  It is expressly agreed that the obligations of the Company hereunder shall not be binding upon any of Directors, officers, employees, agents or nominees of the Company, or any shareholders of any series of the Company, personally, but bind only the Company property of the Company (and only the property of the applicable Fund), as provided in the Agreement.  The execution and delivery of this Agreement have been authorized by the Directors and shareholders of the applicable Fund and signed by officers of the Company, acting as such, and neither such authorization by such Directors and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Company property of the Company (and only the property of applicable Fund) as provided in its Agreement.  A copy of the Articles of Incorporation is on file with the Secretary of State of Maryland.

14.

SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

15.

BOOKS AND RECORDS

In compliance with the requirements of Rule 31a-3 under the Act, you agree that all record which you maintain for the Company are the property of the Company and you agree to surrender promptly to the Company such records upon the Company’s request.  You further agree to preserve for the periods prescribed by Rule 31a-2 under the Act all records which you maintain for the Company that are required to be maintained by Rule 31a-1 under the Act.

16.

QUESTIONS OF INTERPRETATION

(a)

This Agreement shall be governed by the laws of the State of California.

(b)

For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c)

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff.  In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

17.

NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.  Until further notice to the other party, it is agreed that the address of the Company is 1270 Hillcrest Avenue, Pasadena, California 91106.

18.

CONFIDENTIALITY

You agree to treat all records and other information relating to the Company and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Directors of the Company has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.  You agree that, consistent with your Code of Ethics, neither your nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about a Fund’s portfolio holdings.

19.

COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

20.

BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

21.

CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Company, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

The Santa Barbara Group of Mutual Funds

Dated: as of [

], 2009

By:

Print Name:

Title:

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

Hillcrest Wells Advisors, LLC

Dated: as of [

], 2009

By:

Print Name: Richard Capalbo

Title:

Exhibit 1

Dated:  [  ], 2009

Fund	Investment Management Fee*
The Montecito Fund	0.30% on the first $100 million in assets 0.25% on assets in excess of $100 million
PFW Water Fund	0.50%

  *Percent of average daily net assets

PROXY

THE SANTA BARBARA GROUP OF FUNDS

SPECIAL MEETING OF SHAREHOLDERS

November 20, 2009

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints John Odell and Blake Todd, and either of them, the attorney, agent and proxy of the undersigned, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Santa Barbara Group of Mutual Funds, Inc. (the “Company”) to be held at the offices of Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, New York 11788 on November 20, 2009 at 9:30a.m., Eastern Daylight Time, and at any and all adjournments thereof, all shares of beneficial interest of the Montecito Fund or the PFW Water Fund, as applicable, on the proposals set forth regarding (i) the election of Directors, (ii) the approval of a new management agreement between the Company and SBG Capital Management, Inc., (iii) changes to the PFW Water Fund’s fundamental investment restrictions, and (iv) any other matters properly brought before the Meeting.  Holders of shares of the Montecito Fund should vote only on Proposals 1 and 2 below.  Holders of shares of the PFW Water Fund should vote on Proposals 1, 2 and 3.

1. Approval of the Investment Advisory Agreement

⁪ FOR

      ⁪ AGAINST

  ⁪ ABSTAIN

2.  The Board of Directors of the Santa Barbara Group of Mutual Funds, Inc. recommends a vote “For” the proposal to elect the following four (4) individuals as Directors of the Santa Barbara Group of Mutual Funds, Inc.:

	☐ FOR ALL	☐ AGAINST ALL	☐ WITHHOLD*	☐ ABSTAIN
1. Richard J. Capalbo
2. Martha Harris Thompson
3. Louis F. Moret
4. Robert K. Murray

*To withhold authority to vote for any individual nominee(s), check the box and write the number assigned to such nominee here:  _________________.

3. Approval of the Changes to the Fundamental Investment Restrictions (for PFW Water  Fund Shareholders ONLY)

⁪ FOR

      ⁪ AGAINST

  ⁪ ABSTAIN

The Board of Directors recommends a vote “FOR” on ALL of the above proposals.  The Proxy shall be voted in accordance with the recommendations of the Board of Directors unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions.  In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Directors, if any.

This proxy is solicited on behalf of the Company’s Board of Directors, and may be revoked prior to its exercise by filing with the Secretary of the Company an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated:

Signature(s):

___________________________________

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.